UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2010

BIOSHAFT WATER TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52393	98-049003
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1 Orchard Drive, Suite 220, Lake Forest, CA	92630
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 949-748-8050

____________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01     Entry into a Material Definitive Agreement

Item 3.02     Unregistered Sales of Equity Securities

On August 10, 2010, Bioshaft Water Technology, Inc. (“we”, “us”, “our”) entered into and closed subscription agreements with two non-US investors for the sale of an aggregate of 3,400,000 shares of our common stock at $0.15 per share for proceeds of $510,000. A copy of the form of the subscription agreement is attached hereto as Exhibit 10.1.

The sale of the 3,400,000 shares of our common stock was made pursuant to exemptions from registration requirements found in Regulation S of the United States Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits

10.1	Form of Regulation S Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2010	BIOSHAFT WATER TECHNOLOGY, INC.
(Registrant)

By: /s/ Hassan Hans Badreddine
Hassan Hans Badreddine
President, CEO and Director